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                           MFS/SUN LIFE SERIES TRUST

                         WORLD ASSET ALLOCATION SERIES


                      Supplement to the Current Prospectus


The description of the portfolio managers on page 54 of the Prospectus under the "Management of the Series Fund - Investment Adviser" section is hereby revised to reflect the following changes: effective September 1, 1997, James
T. Swanson, David R. Mannheim, Robert J. Manning, Geoffrey L. Kurinsky, Stephen Pesek, and Leslie J. Nanberg are the portfolio managers of the World Asset Allocation Series. Messrs. Swanson, Mannheim, Manning, Kurinsky, and Nanberg are Senior Vice Presidents of Massachusetts Financial Services Company ("MFS") and have been employed by MFS as portfolio managers since 1985, 1988, 1984, 1987 and 1980, respectively. Mr. Pesek is a Vice President of MFS and has been employed by MFS as a portfolio manager since 1994. Prior to 1994, Mr. Pesek worked at Fidelity Investments as an analyst.

               The date of this Supplement is September 8, 1997.